Deconsolidation of a Subsidiary	12 Months Ended
Mar. 31, 2019
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Deconsolidation of a Subsidiary

10 DECONSOLIDATION OF A SUBSIDIARY

In May 2016, the Company and an unrelated third party, set up iSNOB Holdings Limited (“iSNOB”), each holding 80% and 20% ordinary shares, respectively with a fully paid registered capital of RMB1,000. iSNOB operates an online shopping platform since inception. On October 31, 2017, due to issuance of new Series A Preferred Shares by iSNOB to an unrelated third party investor, the Company’s equity interest in iSNOB was diluted to 18% on a fully diluted basis and at the meantime was redesignated as redeemable preferred shares. As a result of the dilution and redesignation, the Company deconsolidated the financial results of iSNOB and accounted for its investment as an available-for-sale investment. The Company used the latest financing price of iSNOB to measure the fair value of retained interest in iSNOB at the deconsolidation date and recognized a gain of deconsolidation of a subsidiary in the Consolidated Statements of Operations and Comprehensive Loss as follows:

RMB
Receivables of the Company due from iSNOB as of October 31, 2017	1,968
Proportionate share of iSNOB’s net assets as of October 31, 2017	1,250
Cash consideration	1,190

Total consideration	4,408
Fair value of investment in iSNOB	18,000

Gain on deconsolidation of a subsidiary	13,592

The portion of gains recognized that related to the remeasurement of retained interest in the deconsolidated subsidiary to fair value was RMB17,641.

As of October 31, 2017, the cash balance of iSNOB was RMB6,738. Due to the deconsolidation of iSNOB, the Group had an investing cash outflow of RMB6,738.

iSNOB becomes a related party of the Group after deconsolidation and related party transactions and balances with iSNOB are disclosed in Note 20.